UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     March 14, 2005
                                                  -----------------------------

                       Gaming & Entertainment Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Utah                     000-28399                  59-1643698
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(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)

      6757 Spencer St., Las Vegas, NV                      89119
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  (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:        (702) 407-2471
                                                   ----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 14, 2005, Gaming & Entertainment Group, Inc. (the "Company"), entered into an Asset Purchase Agreement (the "Agreement") with Absolute Game, Ltd. ("Absolute"), pursuant to which the Company has agreed to purchase all of the assets of Absolute as detailed in Exhibit A to the Agreement. Specifically, the Company has purchased images, components, renderings, casinos, scenes, chips, buttons, reel strips, tables, cards, sounds, music, animations, and 2D & 3D models of games, including all game mathematical calculations relating thereto (collectively, the "Assets") developed by Absolute from its inception.

      In consideration for the Assets, the Company has agreed to pay cash and issue securities to Absolute as follows: (i) cash, in the amount of US$50,000 at closing, US$50,000 on the first anniversary of closing, and US$50,000 on the second anniversary of closing; provided, however, the final two (2) cash payments are contingent upon the Chief Executive Officer of Absolute, Peter Bengtsson, providing consulting services to the Company through the dates on which such payments are to be made; and (ii) securities, in the form of (a) 250,000 shares of common stock, and (b) a warrant to purchase 500,000 shares of common stock, exercisable at a price of $0.40 per share for a period of three
(3) years.

      The Company did not assume any of the liabilities of Absolute.

      In addition to the foregoing, the Company entered into a consulting agreement (the "Consulting Agreement") with Peter Bengtsson, the Chief Executive Officer of Absolute. The Consulting Agreement is effective for a period of two
(2) years and includes Mr. Bengtsson and one (1) additional game developer/graphics artist. Collectively, Mr. Bengtsson and the third party will be paid US$12,000 per month.

SECTION 3 -- SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      In conjunction with the Agreement, the Company issued 250,000 shares of common stock to Peter Bengtsson and a warrant to purchase 500,000 shares of common stock, exercisable at $0.40 per share for a period of three (3) years. The foregoing securities issuances have been made in reliance upon the exemption from securities registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation S promulgated thereunder.


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SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements of businesses acquired.

            Not applicable.

      (b) Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            Exhibit 10.1 Asset Purchase Agreement by and between Gaming &
                         Entertainment Group, Inc. and Absolute Game, Ltd. dated March 14, 2005.

            Exhibit 10.2 Consulting Agreement by and between Gaming &
                         Entertainment Group, Inc. and Peter Bengtsson dated March 14, 2005.

            Exhibit 10.3 Common Stock  Purchase  Warrant issued in favor of
                         Peter Bengtsson dated March 14, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            GAMING & ENTERTAINMENT GROUP, INC.
                                  (Registrant)

Date:  March 18, 2005
                            By: /s/ Gregory L. Hrncir
                                 ---------------------
                                 Gregory L. Hrncir
                            Its: President


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                                  EXHIBIT INDEX

Exhibit No.            Description
-------------------    --------------------------------------------------------

10.1 Asset Purchase Agreement by and between Gaming & Entertainment Group, Inc. and Absolute Game, Ltd. dated March 14, 2005.

10.2 Consulting Agreement by and between Gaming & Entertainment Group, Inc. and Peter Bengtsson dated March 14, 2005.

10.3 Common Stock Purchase Warrant issued in favor of Peter Bengtsson dated March 14, 2005.


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